UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 12, 2017

EVERCORE PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32975	20-4748747
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

55 East 52nd Street

New York, New York 10055

(Address of principal executive offices)

(212) 857-3100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	Evercore Partners Inc. (“Evercore”) held its annual meeting of stockholders on June 12, 2017.

(b)	Stockholders voted on the matters set forth below.

1. The nominees for election to the Board of Directors were elected to serve as directors until the next Annual Meeting or until their successors are duly elected and qualified, based upon the following final tabulation of votes:

Roger C. Altman	For	38,206,131
	Withheld	1,562,604
	Broker non-votes	2,658,739

Richard I. Beattie	For	38,222,617
	Withheld	1,546,118
	Broker non-votes	2,658,739

Gail B. Harris	For	39,107,023
	Withheld	661,712
	Broker non-votes	2,658,739

Robert B. Millard	For	39,115,196
	Withheld	653,539
	Broker non-votes	2,658,739

Willard J. Overlock, Jr.	For	39,219,044
	Withheld	549,691
	Broker non-votes	2,658,739

Sir Simon M. Robertson	For	39,661,892
	Withheld	106,843
	Broker non-votes	2,658,739

Ralph L. Schlosstein	For	39,103,088
	Withheld	665,647
	Broker non-votes	2,658,739

John S. Weinberg	For	38,996,671
	Withheld	772,064
	Broker non-votes	2,658,739

William J. Wheeler	For	39,225,015
	Withheld	543,720
	Broker non-votes	2,658,739

2. The non-binding, advisory vote on executive compensation (“say-on-pay”) was approved based upon the following final tabulation of votes:

For	21,387,230
Against	18,338,460
Abstain	43,045
Broker non-votes	2,658,739

3. The non-binding, advisory vote on the frequency of future say-on-pay votes received the following votes:

One Year	32,254,422
Two Years	12,066
Three Years	7,470,200
Abstain	32,047
Broker non-votes	2,658,739

4. The appointment of Deloitte & Touche LLP as Evercore’s independent registered public accounting firm for 2017 was ratified, based upon the following final tabulation of votes:

For	41,938,168
Against	454,852
Abstain	34,454
Broker non-votes	N/A

(c) Not applicable.

(d) Evercore’s Board of Directors considered the results of the vote on the frequency of future say-on-pay votes, and determined that Evercore will hold a say-on-pay vote on an annual basis. The Board will reevaluate this determination after the next non-binding advisory vote on the frequency of future say-on-pay votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EVERCORE PARTNERS INC.

By:	/s/ Adam B. Frankel
Name: Adam B. Frankel
Title: General Counsel

Dated: June 13, 2017